Exhibit 99.1

Name and Address of Reporting Person:             Leslie H. Wexner
                                                  c/o Limited Brands, Inc.
                                                  Three Limited Parkway
                                                  Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:         Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                  5/4/2004



                                  Amount of
                                 Securities
                                Beneficially
                                    Owned                          Ownership
                                  Following                          Form:
                                  Reported                       Direct (D) or                       Nature of Indirect
    Title of Security          Transaction(s)                     Indirect (I)                      Beneficial Ownership
    -----------------          --------------                     ------------                      --------------------
Common Stock                    15,000,000                            I  (3)               H.R.E.I. Trust

Common Stock                    14,447,113                            D/I  (2)             (2)

Common Stock                     9,754,358  (6)                       D/I  (1)             (1)

Common Stock                     7,049,856                            I  (3)               The Abigail Trust

Common Stock                     4,892,608                            I  (3)               Wexner Personal Holdings Corporation

Common Stock                     3,500,000                            I  (3)               The Wexner Children's Trust II

Common Stock                             0  (6)                       I  (4)               The Birthday Trust

Common Stock                     1,178,754  (5)                       I  (3)               Held in The Limited, Inc. Savings and
                                                                                           Retirement Plan for Leslie H.
                                                                                           Wexner's account

Common Stock                       400,000                            I  (4)               Abigail S. Koppel Grantor Trust



See Notes on next page.

Name and Address of Reporting Person:              Leslie H. Wexner
                                                   c/o Limited Brands, Inc.
                                                   Three Limited Parkway
                                                   Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:          Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                   5/4/2004


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of April 30, 2004. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.

(6) Reflects the transfer on March 29, 2004, of 2,144,850 shares from The Birthday Trust to Mrs. Wexner (in a transaction exempt under Rule 16a-13).


Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interest therein.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                               Abigail S. Wexner

Address of Joint Filer:                            c/o Limited Brands, Inc.
                                                   Three Limited Parkway
                                                   Columbus, OH  43216

Relationship of Joint Filer to Issuer:             Director

Issuer Name and Ticker or Trading Symbol:          Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                   5/4/2004

Designated Filer:                                  Leslie H. Wexner


SIGNATURE:


/s/ Abigail S. Wexner
-------------------------------
Abigail S. Wexner


May 6, 2004
-----------
Date